SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 19, 2001
                                                        -----------------

                              Southern Energy, Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                            001-16107                     58-2056305
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(State or other jurisdiction     (Commission File   (IRS Employer Identification
      of incorporation)              Number)             No.)


          1155 Perimeter Center West Suite 100, Atlanta, Georgia      30338
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               (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code (678) 579-5000
                                                          ----------------------


                                       N/A
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              (Former               name or former  address,  if  changed  since
                                    last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        99.1 Press release of Southern Energy, Inc. announcing its financial results for the quarter and Year ended December 31, 2000, dated January 19, 2001

        99.2 Press release of Southern Energy, Inc. announcing it's new name and branding, dated January 19, 2001


Item 9.  Regulation FD Disclosure

On January 19, 2001 Southern Energy, Inc., issued a press release related to the following:

A. Southern Energy, Inc. reporting its financial results for the quarter and Year ended December 31, 2000.

B.     Southern Energy, Inc. announcing it will become Mirant Corporation.

These press releases are being furnished on this Form 8-K pursuant to Regulation FD.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     January 19, 2001                        SOUTHERN ENERGY, INC.




                  `                               By /s/ James A. Ward
                                              ----------------------------------
                                                  James A. Ward
                                                  Senior Vice President, Finance
                                                  And Accounting
                                                  (Principal Accounting Officer)